LORD ABBETT GLOBAL FUND, INC.

Lord Abbett Emerging Markets Bond Fund

Supplement dated July 26, 2019 to the

Summary Prospectus, Prospectus, and Statement of Additional Information

dated May 1, 2019, as supplemented

This supplement updates certain information contained in Lord Abbett Emerging Markets Bond Fund’s (the “Fund”) summary prospectus, prospectus, and statement of additional information (“SAI”). Please review this important information carefully.

Commodity Pool Operator Status

Effective September 30, 2019, Lord Abbett, with respect to the Fund, will claim an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”) so that Lord Abbett, with respect to the Fund, is not subject to registration or regulation as a commodity pool operator under the CEA. In connection with this change, effective September 30, 2019, all references to Lord Abbett’s regulation as a commodity pool operator with respect to the Fund in the Fund’s Prospectus and Summary Prospectus are hereby deleted.

SAI Changes:

Effective September 30, 2019, on page 5-1 of Part II of the Fund’s SAI, the sentence immediately next to the heading “Exclusion From Definition of CPO” is replaced in its entirety with the following:

Lord Abbett has filed notices to claim an exclusion from the definition of the term CPO under the CEA for each of the Funds, other than Inflation Focused Fund, and, therefore, is not subject to registration or regulation as a CPO with regard to these Funds under the CEA. Lord Abbett is subject to registration and regulation as a CPO with regard to Inflation Focused Fund.

Please retain this document for your future reference.